Exhibit 99.2

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL | JUNE 30, 2016

INVESTOR RELATIONS
Margaret Daniels, CFA
Director, Investor Relations and Strategy
mdaniels@kiterealty.com
317 713 7644

QUARTERLY FINANCIAL SUPPLEMENT – JUNE 30, 2016

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes Including Non-GAAP Disclosures
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Six Months Ended June 30
9	Funds from Operations for the Three and Six Months Ended June 30
10	Adjusted Funds From Operations and Other Financial Information for the Three and Six Months Ended June 30
11	Market Capitalization as of June 30, 2016
11	Ratio of Debt to Total Undepreciated Assets as of June 30
11	Ratio of Company Share of Net Debt to EBITDA as of June 30
12	Same Property Net Operating Income for the Three and Six Months Ended June 30
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary as of June 30, 2016
15	Summary of Outstanding Debt as of June 30
16	Maturity Schedule of Outstanding Debt as of June 30
18	Top 10 Retail Tenants by Total Gross Leasable Area
19	Top 25 Tenants by Annualized Base Rent
20	Retail Leasing Summary
21	Lease Expirations – Operating Portfolio
22	Lease Expirations – Retail Anchor Tenants
23	Lease Expirations – Retail Shops
24	Lease Expirations – Office Tenants
25	Development Projects Under Construction
26	Under Construction Redevelopment, Reposition, and Repurpose Projects
27	Redevelopment, Reposition, and Repurpose Opportunities
28	Geographic Diversification – Annual Base Rent by State
29	Operating Retail Portfolio Summary Report
34	Operating Office Properties
35	Components of Net Asset Value
36	Earnings Guidance – 2016

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of June 30, 2016, we owned interests in 120 properties totaling approximately 23.5 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2016

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	109	21,462,363	15,153,413
Operating Office Properties	2	394,473	394,473
Redevelopment Properties	9	1,626,711	1,327,657
Total Operating and Redevelopment Properties	120	23,483,547	16,875,543
Development Projects	1	347,642	297,277
Total All Properties	121	23,831,189	17,172,820
	Retail	Office	Total
Operating Properties – Leased Percentage[1]	95.2%	92.8%	95.2%

States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Margaret Daniels, CFA	Robert W. Baird & Co.	Hilliard Lyons
Director, Investor Relations and Strategy	Mr. RJ Milligan	Ms. Carol L. Kemple
Kite Realty Group Trust	(813) 273-8252	(502) 588-1839
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	ckemple@hilliard.com
Indianapolis, IN 46204
(317) 713-7644	Bank of America/Merrill Lynch	KeyBanc Capital Markets
mdaniels@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	Capital One Securities, Inc.	Sandler O’Neill
GTS	Mr. Christopher Lucas/Mr. Vineet Khanna	Mr. Alexander Goldfarb
545 Madison Avenue	(571) 633-8151/(571) 835-7013	(212) 466-7937
15th Floor	christopher.lucas@capitalone.com	agoldfarb@sandleroneill.com
New York, NY 10022	vineet.khanna@capitalone.com
(212) 715-2830		Stifel, Nicolaus & Company, Inc.
	Citigroup Global Markets	Mr. Nathan Isbee/Ms. Jennifer Hummert
	Mr. Michael Bilerman/Ms. Christy McElroy	(443) 224-1346/(443) 224-1288
	(212) 816-1383/(212) 816-6981	nisbee@stifel.com
	michael.bilerman@citigroup.com	hummertj@stifel.com
christy.mcelroy@citigroup.com
Wells Fargo Securities, LLC
	DA Davidson	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	Mr. James O. Lykins	(617) 603-4262/(443) 263-6568
	(503) 603-3041	jeff.donnelly@wellsfargo.com
	jlykins@dadco.com	tamara.fique@wellsfargo.com

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IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 to be filed on or about August 2, 2016, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks related to cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2015, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge in 2016, transaction costs in 2016 and 2015 and a gain on settlement in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations
Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance.  The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income
Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.  The Company’s computation of NOI may differ from the methodology for calculating NOI used by other REITs, and therefore, may not be comparable to such other REITs.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)

We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) severance charge, (iii) transaction costs, (iv) other income and expense and (v) noncontrolling interest EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA, as calculated by us, are not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	June 30, 2016	December 31, 2015
Assets:
Investment properties, at cost	$3,968,116	$3,933,140
Less: accumulated depreciation	(494,884)	(432,295)
	3,473,232	3,500,845

Cash and cash equivalents	37,902	33,880
Tenant and other receivables, including accrued straight-line rent of $26,981 and $23,809 respectively, net of allowance for uncollectible accounts	48,702	51,101
Restricted cash and escrow deposits	11,500	13,476
Deferred costs and intangibles, net	137,201	148,274
Prepaid and other assets	8,647	8,852
Total Assets	$3,717,184	$3,756,428
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,740,487	$1,724,449
Accounts payable and accrued expenses	92,142	81,356
Deferred revenue and other liabilities	122,669	131,559
Total Liabilities	1,955,298	1,937,364
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	100,179	92,315
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,385,991 and 83,334,865 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	834	833
Additional paid in capital	2,043,715	2,050,545
Accumulated other comprehensive loss	(11,850)	(2,145)
Accumulated deficit	(371,690)	(323,257)
Total Kite Realty Group Trust Shareholders’ Equity	1,661,009	1,725,976
Noncontrolling Interests	698	773
Total Equity	1,661,707	1,726,749
Total Liabilities and Equity	$3,717,184	$3,756,428

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Minimum rent	$68,455	$64,897	$135,918	$130,377
Tenant reimbursements	17,006	16,489	35,161	35,104
Other property related revenue	2,114	2,349	5,046	5,083
Total revenue	87,575	83,735	176,125	170,564
Expenses:
Property operating	11,346	11,801	23,538	24,525
Real estate taxes	10,503	9,755	21,637	19,777
General, administrative, and other	4,856	4,566	10,147	9,572
Transaction costs	2,771	302	2,771	461
Depreciation and amortization	43,841	41,212	86,082	81,648
Total expenses	73,317	67,636	144,175	135,983
Operating income	14,258	16,099	31,950	34,581
Interest expense	(15,500)	(13,181)	(30,825)	(27,114)
Income tax expense of taxable REIT subsidiary	(338)	(69)	(748)	(124)
Gain on settlement	—	4,520	—	4,520
Other expense, net	(110)	(134)	(94)	(130)
(Loss) income from continuing operations	(1,690)	7,235	283	11,733
Gain on sales of operating properties	194	—	194	3,363
Net (loss) income	(1,496)	7,235	477	15,096
Net income attributable to noncontrolling interest	(399)	(508)	(971)	(1,191)
Dividends on preferred shares	—	(2,114)	—	(4,228)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(1,895)	$4,613	$(494)	$9,677

(Loss) income per common share - basic and diluted	$(0.02)	$0.06	$(0.01)	$0.12

Weighted average common shares outstanding - basic	83,375,765	83,506,078	83,362,136	83,519,013
Weighted average common shares outstanding - diluted	83,375,765	83,803,879	83,362,136	83,818,890
Common dividends declared per common share	$0.2875	$0.2725	$0.5750	$0.5450

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Funds From Operations
Consolidated net (loss) income	$(1,496)	$7,235	$477	$15,096
Less: cash dividends on preferred shares	—	(2,114)	—	(4,228)
Less: net income attributable to noncontrolling interests in properties	(461)	(414)	(922)	(1,001)
Less: gains on sales of operating properties	(194)	—	(194)	(3,363)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	43,545	41,132	85,599	81,425
Funds From Operations of the Kite Portfolio[1]	41,394	45,839	84,960	87,929
Less: Limited Partners' interests in Funds From Operations	(809)	(924)	(1,790)	(1,731)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$40,585	$44,915	$83,170	$86,198
FFO per share of the Operating Partnership - basic	$0.49	$0.54	$1.00	$1.03
FFO per share of the Operating Partnership - diluted	$0.48	$0.54	$0.99	$1.03

Funds From Operations of the Kite Portfolio[1]	$41,394	$45,839	$84,960	$87,929
Less: gain on settlement	—	(4,520)	—	(4,520)
Add: transaction costs	2,771	302	2,771	461
Add: severance charge	—	—	500	—
Funds From Operations of the Kite Portfolio, as adjusted	$44,165	$41,621	$88,231	$83,870
FFO per share of the Operating Partnership, as adjusted - basic	$0.52	$0.49	$1.03	$0.98
FFO per share of the Operating Partnership, as adjusted - diluted	$0.52	$0.49	$1.03	$0.98

Weighted average Common Shares outstanding - basic	83,375,765	83,506,078	83,362,136	83,519,013
Weighted average Common Shares outstanding - diluted	83,475,474	83,803,879	83,460,521	83,818,890
Weighted average Common Shares and Units outstanding - basic	85,320,923	85,231,284	85,295,968	85,202,110
Weighted average Common Shares and Units outstanding - diluted	85,420,633	85,529,084	85,394,353	85,501,987

Funds From Operations per share
Consolidated net (loss) income	$(0.02)	$0.08	$0.01	$0.18
Less: cash dividends on preferred shares	—	(0.02)	—	(0.05)
Less: net income attributable to noncontrolling interests in properties	(0.01)	—	(0.01)	(0.01)
Less: gains on sales of operating properties	—	—	—	(0.04)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.51	0.48	1.00	0.95
Funds From Operations of the Kite Portfolio per share[1]	$0.48	$0.54	$1.00	$1.03

Funds From Operations of the Kite Portfolio per share[1]	$0.48	$0.54	$1.00	$1.03
Less: gain on settlement	—	(0.05)	—	(0.05)
Add: transaction costs	0.04	—	0.03	—
Add: severance charge	—	—	—	—
Funds From Operations of the Kite Portfolio per share, as adjusted	$0.52	$0.49	$1.03	$0.98

____________________
1
“Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Kite Portfolio, as adjusted	$44,165	$41,621	$88,231	$83,870
Add:
Depreciation of non-real estate assets	297	188	530	330
Amortization of deferred financing costs	797	738	1,632	1,638
Non-cash compensation expense	1,132	952	2,182	1,758
Less:
Straight-line rent	1,398	1,531	2,841	2,809
Market rent amortization income	2,045	759	3,252	1,555
Amortization of debt premium	1,113	1,522	2,128	3,123
Other cash and non-cash adjustments[4]	2,771	—	3,271	486
Capital expenditures[1]:
Maintenance capital expenditures[2]	362	440	534	1,296
Revenue enhancing tenant improvements – retail	2,104	860	4,202	1,627
Revenue enhancing tenant improvements – office	—	—	—	113
External leasing commissions	493	330	987	697
Total AFFO of the Kite Portfolio	$36,105	$38,057	$75,360	$75,890

Other Financial Information:
Scheduled debt principal payments	1,541	1,514	2,990	3,156
Capitalized interest cost	987	1,104	2,396	2,309
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	104,946	117,787
Acreage of undeveloped, vacant land in the operating portfolio[3]	34.1

	June 30, 2016	December 31, 2015
Investment properties, at cost:
Land, building and improvements[3]	$3,818,449	$3,752,622
Furniture, equipment and other	6,946	6,960
Land held for development	34,975	34,975
Construction in progress	107,746	138,583
Total	$3,968,116	$3,933,140

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $11.1 million at June 30, 2016.
4	Includes transaction costs and severance charge

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

MARKET CAPITALIZATION AS OF JUNE 30, 2016

($ in thousands, except share data)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.7%	83,385,991
Operating Partnership ("OP") Units Outstanding	2.3%	1,943,840
Combined Common Shares and OP Units	100.0%	85,329,831
Market Price of Common Shares		$28.03
Total Equity Capitalization		2,391,795	59%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,740,487
Less: Debt Premium and Issuance Costs, net		(5,973)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,745)
Company Share of Outstanding Debt		1,720,769
Less: Cash, Cash Equivalents, and Restricted Cash		(49,402)
Total Net Debt Capitalization		1,671,367	41%
Total Enterprise Value		$4,063,162	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2016
Consolidated Undepreciated Real Estate Assets		$3,968,116
Company Share of Unconsolidated Real Estate Assets[2]		2,500
		3,970,616
Total Consolidated Debt		1,740,487
Less: Debt Premium and Issuance Costs, net		(5,973)
Less: Cash, Cash Equivalents, and Restricted Cash		(49,402)
		$1,685,112
Ratio of Debt to Total Undepreciated Real Estate Assets		42.4%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF JUNE 30, 2016
Company Share of Consolidated Debt		$1,720,769
Less: Cash, Cash Equivalents, and Restricted Cash		(49,402)
		1,671,367
Q2 2016 EBITDA, Annualized:
- Consolidated EBITDA [3]	$243,480
- Unconsolidated EBITDA	137
- Minority Interest EBITDA[1]	(1,844)	241,773
Company Share of Net Debt to EBITDA		6.9x

____________________
1	See page 14 for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.
3	Excludes transaction costs.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change
Number of properties for the quarter[1]	102	102

Leased percentage	95.3%	95.4%		95.3%	95.4%
Economic Occupancy percentage[2]	94.0%	93.8%		94.0%	93.8%

Minimum rent	$54,827	$53,982		$109,178	$107,327
Tenant recoveries	14,557	14,488		29,892	30,107
Other income	238	295		563	569
	69,622	68,765		139,633	138,003

Property operating expenses	(8,245)	(9,006)		(16,763)	(18,821)
Real estate taxes	(8,917)	(8,613)		(18,186)	(17,534)
	(17,162)	(17,619)		(34,949)	(36,355)
Net operating income - same properties[3]	$52,460	$51,146	2.6%	$104,684	$101,648	3.0%
Net operating income - same properties excluding the impact of the 3-R initiative[5]			3.6%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$52,460	$51,146		$104,684	$101,648
Net operating income - non-same activity[4]	13,266	11,033		26,266	24,614
Other expense, net	(448)	(203)		(842)	(254)
General, administrative and other	(4,856)	(4,566)		(10,147)	(9,572)
Transaction costs	(2,771)	(302)		(2,771)	(461)
Depreciation expense	(43,841)	(41,212)		(86,082)	(81,648)
Interest expense	(15,500)	(13,181)		(30,825)	(27,114)
Gain on settlement	—	4,520		—	4,520
Gains on sales of operating properties	194	—		194	3,363
Net income attributable to noncontrolling interests	(399)	(508)		(971)	(1,191)
Dividends on preferred shares	—	(2,114)		—	(4,228)
Net income attributable to common shareholders	$(1,895)	$4,613		$(494)	$9,677

____________________
1	Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2	Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

4	Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool.
5	See pages 26 and 27 for further detail of the properties included in the 3-R initiative.

The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance. The Company’s computation of Same Property NOI may differ from the methodology for calculating Same Property NOI used by other REITs, and therefore, may not be comparable to such other REITs.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	June 30, 2016	March 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015
Revenue:
Minimum rent[5]	$68,455	$67,463	$67,139	$66,279	$64,897
Tenant reimbursements	17,006	18,155	18,344	16,787	16,489
Other property related revenue[1]	1,548	2,300	2,417	3,355	1,857
Overage rent	162	164	845	175	33
Parking revenue, net[2]	50	45	145	156	65
	87,221	88,127	88,890	86,752	83,341
Expenses:
Property operating - Recoverable[3]	9,058	9,764	10,552	9,321	9,640
Property operating - Non-Recoverable[3]	2,062	2,181	2,666	2,440	1,938
Real estate taxes	10,375	10,959	10,910	9,883	9,584
	21,495	22,904	24,128	21,644	21,162
Net Operating Income - Properties	65,726	65,223	64,762	65,108	62,179
Other Income (Expense):
General, administrative, and other	(4,856)	(4,791)	(4,578)	(4,559)	(4,566)
Severance charge	—	(500)	—	—	—
Transaction costs	(2,771)	—	—	(1,089)	(302)
Non-cash gain from release of assumed earnout liability	—	—	4,832	—	—
Impairment charge	—	—	(1,592)	—	—
	(7,627)	(5,291)	(1,338)	(5,648)	(4,868)
Earnings Before Interest, Taxes, Depreciation and Amortization	58,099	59,932	63,424	59,460	57,311
Depreciation and amortization	(43,841)	(42,240)	(43,116)	(42,549)	(41,212)
Interest expense	(15,500)	(15,325)	(15,437)	(13,881)	(13,181)
Income tax expense of taxable REIT subsidiary	(338)	(410)	(52)	(9)	(69)
Non-cash gain on debt extinguishment	—	—	5,645	—	—
Gain on settlement	—	—	—	—	4,520
Other (expense) income, net	(110)	18	(61)	(60)	(134)
(Loss) income From Continuing Operations	(1,690)	1,975	10,403	2,961	7,235
Gains on sales of operating properties	194	—	854	—	—
Net (loss) income	(1,496)	1,975	11,257	2,961	7,235
Less: Net income attributable to noncontrolling interests	(399)	(573)	(572)	(435)	(508)
Less: Dividends on preferred shares	—	—	(1,535)	(2,114)	(2,114)
Less: Non-cash adjustment for redemption of preferred shares	—	—	(3,797)	—	—
Net (loss) income attributable to Kite Realty Group Trust	$(1,895)	$1,402	$5,353	$412	$4,613
NOI/Revenue	75.4%	74.0%	72.9%	75.1%	74.6%
Recovery Ratios[4]
- Retail Only	90.1%	89.2%	87.3%	90.1%	89.0%
- Consolidated	87.5%	87.6%	85.5%	87.4%	85.8%

____________________
1
Other property related revenue for the three months ended June 30, 2016 includes $1.0 million pre-tax from the sale of residential units at Eddy Street Commons and $0.4 million of lease termination income.

2
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended June 30, 2016, this amount was calculated as revenue of $404,000 less real estate taxes and property operating expenses of $128,000 and $226,000, respectively.

3
Recoverable expenses include total management fee expense (or G&A expense of $1.3 million) allocable to the property operations in the three months ended June 30, 2016, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and professional fees.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.7 million in ground lease-related revenue for the three months ended June 30, 2016.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

CONSOLIDATED JOINT VENTURE SUMMARY - JUNE 30, 2016

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,833	2%	$1,138	$—
Fishers Station[2]	3,094	12%	371	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	11,493
Territory Portfolio[3]	148,940	6%	8,936	32,943
Total	$241,867		$13,745	$44,436
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Fishers Station[2]			29	116	Partner receives a fixed annual payment
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[3]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$461	$1,844

____________________
1	Economic ownership % represents the Company's share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes six operating properties located in Las Vegas.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2016

($ in thousands)

TOTAL OUTSTANDING DEBT[1]

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,588,837	91%	4.05%	5.1
Variable Rate Debt	145,677	9%	2.09%	3.8
Net Debt Premiums and Issuance Cost	5,973	N/A	N/A	N/A
Total	$1,740,487	100%	3.89%	5.0

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured[2]	Total Outstanding Debt
2016	$2,487	$201,196	$—	$203,683
2017	5,103	17,026	—	22,129
2018	5,335	62,584	—	67,919
2019	5,255	—	—	5,255
2020	5,200	42,339	400,000	447,539
2021	3,907	159,875	—	163,782
2022	1,053	150,878	200,000	351,931
2023	806	214,940	95,000	310,746
2024 And Beyond	6,430	100	155,000	161,530
Net Debt Premiums and Issuance Cost	5,973	—	—	5,973
Total	$41,549	$848,938	$850,000	$1,740,487

____________________
1
Calculations on fixed rate debt include the portion of variable rate debt that has been hedged; therefore, calculations on variable rate debt exclude the portion of variable rate debt that has been hedged. $645 million in variable rate debt is hedged for a weighted average 2.3 years.

2
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2016

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of June 30, 2016	% of Total Outstanding

Pine Ridge Crossing[2]	CMBS	6.34%	10/11/2016		$16,527
Riverchase Plaza[2]	CMBS	6.34%	10/11/2016		9,917
Traders Point	CMBS	5.86%	10/11/2016		42,290
Parkside Town Commons[3]	Huntington Bank (Admin Agent)	LIBOR + 210	11/21/2016	$85,950	75,943
Delray Marketplace[4]	Bank of America/US Bank	LIBOR + 175	11/18/2016		56,833
2016 Debt Maturities					201,510	11.6%

Geist Pavilion	CMBS	5.78%	1/1/2017		10,475
Pleasant Hill Commons	John Hancock Life Ins	6.00%	6/1/2017		6,716
2017 Debt Maturities					17,191	1.0%

Colonial Square & Village Walk	CMBS	5.50%	1/1/2018		25,000
Whitehall Pike	CMBS	6.71%	7/5/2018		5,455
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018		33,330
2018 Debt Maturities					63,785	3.7%

Unsecured Credit Facility[5,6]	KeyBank (Admin. Agent)	LIBOR + 155	7/1/2019		—
2019 Debt Maturities					—	—%

Unsecured Term Loan[6,7]	KeyBank (Admin. Agent)	LIBOR + 145	1/1/2020		400,000
Fishers Station[4]	Old National Bank	LIBOR + 225	1/4/2020		7,018
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020		20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020		17,885
2020 Debt Maturities					445,603	25.7%

Waxahachie Crossing	CMBS	5.55%	3/1/2021		7,750
International Speedway Square	CMBS	5.77%	4/1/2021		19,533
Lima Marketplace	CMBS	5.80%	4/1/2021		8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021		6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021		15,780
University Town Center	CMBS	5.48%	6/1/2021		18,690
Village at Bay Park	CMBS	5.58%	6/1/2021		9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021		8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021		5,080
Bayport Commons	CMBS	5.44%	9/1/2021		12,237
Eddy Street Commons	CMBS	5.44%	9/1/2021		23,776
Four Property Pool Loan	CMBS	5.44%	9/1/2021		35,493
2021 Debt Maturities					171,253	9.9%

See footnotes on next page

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2016 (CONTINUED)

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of June 30, 2016	% of Total Outstanding

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022		$2,128
Palm Coast Landing	CMBS	5.00%	3/1/2022		22,550
Bayonne Crossing	CMBS	4.33%	4/1/2022		45,000
Saxon Crossing	CMBS	4.65%	7/1/2022		11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022		5,445
Shops at Moore	CMBS	4.29%	9/1/2022		21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022		4,785
Centre Point Commons	CMBS	4.34%	10/1/2022		14,410
Unsecured Term Loan	KeyBank (Admin. Agent)	LIBOR + 170	10/26/2022		200,000
Miramar Square	CMBS	4.16%	12/1/2022		31,625
2022 Debt Maturities					358,643	20.7%

Centennial Gateway / Eastgate[8]	CMBS	3.81%	1/1/2023		44,385
Crossing at Killingly Commons[8]	Huntington Bank	LIBOR + 170	1/1/2023		33,000
Centennial Center[8]	CMBS	3.83%	1/6/2023		70,455
Eastern Beltway[8]	CMBS	3.83%	1/6/2023		34,100
The Corner	CMBS	4.10%	3/1/2023		14,750
Chapel Hill	CMBS	3.78%	4/1/2023		18,250
Senior Unsecured Note	Various	4.23%	9/10/2023		95,000
2023 Debt Maturities					309,940	17.9%

Senior Unsecured Note	Various	4.47%	9/10/2025		80,000
Senior Unsecured Note	Various	4.57%	9/10/2027		75,000
Rampart Commons	CMBS	5.73%	6/10/2030		11,589
2024 And Beyond Debt Maturities					166,589	9.6%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS					5,973
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$1,740,487

____________________
1	At June 30, 2016, one-month LIBOR was 0.47%.
2	Loans were paid off on July 11, 2016.
3	Loan has a four year extension option.
4	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
5	Assumes Company exercises its option to extend the maturity date by one year.
6	The Company has 96 unencumbered properties of which 89 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
7	Assumes Company exercises its option to extend the maturity date by six months.
8	Property is held in a joint venture. See Joint Venture Summary on page 14 for additional detail.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of June 30, 2016

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2016.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart Stores, Inc.[1]	15	2,578,323	6	203,742	811,956	9	1,562,625
Target	16	2,301,943	—	—	—	16	2,301,943
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Publix Super Markets, Inc.	18	874,748	18	874,748	—	—	—
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohls Corporation	9	782,386	5	184,516	244,010	4	353,860
TJX Companies, Inc.[2]	22	656,931	22	656,931	—	—	—
Ross Stores, Inc.	18	510,707	18	510,707	—	—	—
Bed Bath & Beyond, Inc.[3]	19	493,719	19	493,719	—	—	—
Dick's Sporting Goods, Inc.[4]	9	440,502	9	440,502	—	—	—
Total	146	11,500,092	103	3,493,862	1,837,985	43	6,168,245

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2	Includes TJ Maxx, Home Goods and Marshalls, all of which are owned by the same parent company.
3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.
4	Includes Dick's Sporting Goods, Field & Stream and Golf Galaxy, all of which are owned by the same parent company.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of June 30, 2016

($ in thousands)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2016.

Tenant	Number of Stores	Leased GLA/NRA[2]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,5]	Annualized Base Rent per Sq. Ft.[5]	% of Total Portfolio Annualized Base Rent[5]
Publix Super Markets, Inc.	18	874,748	3.5%	$8,501	$9.72	3.1%
TJX Companies, Inc.[3]	22	656,931	2.6%	6,740	10.26	2.5%
Petsmart, Inc.	20	410,746	1.6%	6,127	14.92	2.3%
Bed Bath & Beyond, Inc.[4]	19	493,719	2.0%	5,922	11.99	2.2%
Ross Stores, Inc.	18	510,707	2.0%	5,587	10.94	2.1%
Lowe's Companies, Inc.	5	128,997	0.5%	5,039	6.47	1.9%
Office Depot (11) / Office Max (7)	18	368,482	1.5%	5,029	13.65	1.9%
Dick's Sporting Goods, Inc.[7]	9	440,502	1.8%	4,681	10.63	1.7%
Ascena Retail Group[6]	36	214,082	0.9%	4,267	19.93	1.6%
Michaels Stores, Inc.	14	295,310	1.2%	3,916	13.26	1.4%
Wal-Mart Stores, Inc.	6	203,742	0.8%	3,655	3.60	1.3%
LA Fitness	5	208,209	0.8%	3,447	16.56	1.3%
Nordstrom, Inc.	5	170,545	0.7%	3,122	18.30	1.2%
Best Buy Co., Inc.	6	213,604	0.9%	3,046	14.26	1.1%
Kohl's Corporation	5	184,516	0.7%	2,927	6.83	1.1%
Toys R Us	6	179,316	0.7%	2,924	11.82	1.1%
Mattress Firm Holdings Corp (19) / Sleepy's (5)	24	108,151	0.4%	2,898	26.80	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,773	16.56	1.0%
The Gap[8]	11	180,155	0.7%	2,696	14.96	1.0%
DSW	9	175,133	0.7%	2,491	14.22	0.9%
Walgreens	4	67,212	0.3%	2,099	31.23	0.8%
Ulta Salon Cosmetics	10	107,269	0.4%	2,085	19.44	0.8%
Frank Theatres	2	122,224	0.5%	2,081	17.02	0.8%
Stein Mart, Inc.	8	275,222	1.3%	2,023	7.35	0.8%
TOTAL	293	6,836,977	27.5%	$96,974	$11.31	36.1%

____________________
1	Annualized base rent represents the monthly contractual rent for June 30, 2016 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Includes TJ Maxx (13), Marshalls (7) and HomeGoods (2), all of which are owned by the same parent company.
4	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.
5	Annualized base rent and percent of total portfolio includes ground lease rent.
6	Includes Ann Taylor (5), Catherine's (2), Dress Barn (11), Lane Bryant (8), Justice Stores (6) and Maurices (4), all of which are owned by the same parent company.
7	Includes Dick's Sporting Goods (7), Field & Stream (1) and Golf Galaxy (1), all of which are owned by the same parent company.
8	Includes Banana Republic (1), Gap (1) and Old Navy (9), all of which are owned by the same parent company.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

RETAIL LEASING SUMMARY[1]

			Retail Only - Comparable Space
Category	Total Leases	Total Sq. Ft.	Leases[2]	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	Same Space TI PSF [6]
New Leases - Q2, 2016	45	125,804	18	65,877	$16.72	$19.98	19.5%	$33.69
New Leases - Q1, 2016	36	119,632	12	48,192	$19.29	$21.49	11.4%	$53.14
New Leases - Q4, 2015	59	172,378	19	63,681	$16.11	$19.49	21.0%	$67.68
New Leases - Q3, 2015	59	280,741	24	68,783	$14.98	$20.50	36.9%	$30.79
New Leases - Q2, 2015	35	126,969	15	42,827	$19.98	$21.56	7.9%	$32.83

Renewals - Q2, 2016	53	297,542	53	297,542	$13.93	$14.87	6.7%	$0.49
Renewals - Q1, 2016	52	285,706	52	285,706	$15.34	$16.42	7.1%	$1.30
Renewals - Q4, 2015	49	332,515	49	332,515	$13.59	$15.31	12.7%	$1.59
Renewals - Q3, 2015	48	515,492	48	515,492	$8.92	$9.61	7.7%	$0.56
Renewals - Q2, 2015	42	292,568	42	292,568	$12.59	$13.59	8.0%	$0.71

Total - Q2, 2016	98	423,346	71	363,419	$14.43	$15.79	9.4%	$6.50
Total - Q1, 2016	88	405,338	64	333,898	$15.91	$17.15	7.8%	$8.78
Total - Q4, 2015	108	504,893	68	396,196	$13.99	$15.98	14.2%	$20.33
Total - Q3, 2015	107	796,233	72	584,275	$9.63	$10.89	13.1%	$4.32
Total - Q2, 2015	77	419,537	57	335,395	$13.53	$14.61	8.0%	$4.87

________________
1
Comparable space leases on this report are included for retail properties only. Office leases at our two commercial properties, Thirty South Meridian and Eddy Street, are included in the totals and ground leases are excluded.

2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6
Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excluding the costs associated with an anchor lease the Q1, 2016 new lease amount would have been $19.38 psf. Excluding the costs associated with two anchor leases the Q4, 2015 new lease amount would be $33.80 psf.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of June 30, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	123	444,931	2.8%	$7,561	3.0%	$16.99	$—
2017	246	1,568,820	9.8%	25,489	10.1%	16.25	226
2018	339	2,114,616	13.2%	34,675	13.9%	16.40	1,588
2019	256	1,724,104	10.7%	25,273	10.1%	14.66	652
2020	247	2,189,508	13.6%	29,445	11.8%	13.45	1,651
2021	272	1,763,977	10.9%	27,444	10.9%	15.56	822
2022	117	1,053,810	6.6%	16,975	6.8%	16.11	1,048
2023	117	1,021,969	6.4%	15,915	6.4%	15.57	360
2024	91	991,180	6.2%	19,343	7.7%	19.52	548
2025	71	707,644	4.4%	11,671	4.7%	16.49	806
Beyond	151	2,472,678	15.4%	36,417	14.6%	14.73	11,010
	2,030	16,053,237	100.0%	$250,208	100.0%	$15.59	$18,711

____________________
1	Lease expiration table reflects rents in place as of June 30, 2016 and does not include option periods; 2016 expirations include 48 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of June 30, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2016.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	7	162,778	1.0%	$1,804	0.7%	$11.08	$—
2017	37	946,240	5.9%	11,203	4.5%	11.84	—
2018	49	1,347,778	8.4%	15,708	6.3%	11.65	1,194
2019	36	1,150,141	7.2%	11,372	4.5%	9.89	—
2020	42	1,677,828	10.5%	17,217	6.9%	10.26	1,111
2021	43	1,137,591	7.1%	12,629	5.0%	11.10	318
2022	31	737,903	4.6%	9,629	3.8%	13.05	745
2023	26	684,799	4.3%	8,017	3.2%	11.71	260
2024	21	719,023	4.4%	12,871	5.2%	17.90	260
2025	19	479,436	3.0%	6,328	2.6%	13.20	381
Beyond	56	2,125,669	13.2%	27,728	11.1%	13.04	6,616
	367	11,169,186	69.6%	$134,506	53.8%	$12.04	$10,885

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of June 30, 2016 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for June 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of June 30, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2016	115	281,439	1.8%	$5,746	2.3%	$20.42	$—
2017	207	536,490	3.3%	12,732	5.1%	23.73	226
2018	288	749,001	4.7%	18,576	7.4%	24.80	394
2019	219	568,710	3.5%	13,800	5.5%	24.27	652
2020	203	498,369	3.1%	11,972	4.8%	24.02	540
2021	227	619,024	3.9%	14,642	5.9%	23.65	505
2022	83	264,861	1.6%	6,473	2.6%	24.44	304
2023	89	304,182	1.9%	7,273	2.9%	23.91	100
2024	68	203,130	1.3%	5,372	2.1%	26.45	288
2025	49	148,568	0.9%	4,074	1.6%	27.42	425
Beyond	94	339,509	2.1%	8,482	3.4%	24.98	4,392
	1,642	4,513,283	28.1%	$109,142	43.6%	$24.18	$7,826

____________________
1	Lease expiration table reflects rents in place as of June 30, 2016, and does not include option periods; 2016 expirations include 48 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

LEASE EXPIRATIONS – OFFICE TENANTS

As of June 30, 2016

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2016	1	714	—	$12	—	$16.50
2017	2	86090	0.5%	1,554	0.6%	18.05
2018	2	17,837	0.1%	391	0.2%	21.90
2019	1	5,253	—	101	0.1	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	2	7,362	—	173	0.1%	23.56
2022	3	51,046	0.3%	874	0.3%	17.11
2023	2	32,988	0.2%	625	0.2%	18.96
2024	2	69,027	0.4%	1,101	0.4%	15.95
2025	3	79,640	0.5%	1,270	0.5%	15.95
Beyond	1	7,500	—	203	0.1%	27.00
	21	370,768	2.3%	$6,560	2.6%	$17.69

____________________
1	Lease expiration table reflects rents in place as of June 30, 2016 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of June 30, 2016 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for June 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of June 30, 2016

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost	Cost Incurred as of June 30, 2016[6]	Major Tenants and Non-owned Anchors
Parkside Town Commons, NC - Phase II	100%	Raleigh	2H 2016	297,277	347,642	62.7%	89.2%	$83,500	$80,116	Frank Theatres, Golf Galaxy, Field & Stream, Stein Mart, Chuy's, Starbucks, Panera Bread
Total				297,277	347,642	62.7%	89.2%	$83,500	$80,116

Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI	7,000
Remaining Transitional Development / Redevelopment Cash NOI	4,090
Total Remaining Annual Cash NOI	$11,090

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$10,485
Transitional Development / Redevelopment CIP	51,833
Deerwood Apartments - Jacksonville, FL	22,629
Holly Springs Towne Center - Phase III	5,665
Miscellaneous tenant improvements and small projects	17,134
Construction In Progress on Consolidated Balance Sheet	$107,746

____________________
1	Stabilization date represents the earlier of one year from project opening date and substantial occupation of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 4,049 square feet for which the Company has signed non-binding letters of intent.

6	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location	Description	Projected ROI	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Bolton Plaza, Phase II	Jacksonville	Replacing existing vacant shop space with 22,000 square foot junior anchor and ground lease to national grocer; additionally undergoing center upgrades.	9.0% - 9.5%	$6,000 - $7,000	19%	1H 2017
Castleton Crossing	Indianapolis	Demolition of existing structure to create new outparcel small shop building.	11.5% - 12.0%	$3,000 - $4,000	13%	1H 2017
City Center*	White Plains	Reactivating street level retail components and enhancing overall shopping experience within multilevel project.	6.5% - 7.0%	$16,500 - $17,500	22%	1H 2018
Hitchcock Plaza	Aiken	Replacing recaptured vacant box with two junior anchors and incremental shop space.	7.5% - 8.0%[1]	$2,500 - $3,000	7%	2H 2017
Northdale Promenade*	Tampa	Multi-phase project involving rightsizing of an existing shop tenant to accommodate construction of new junior anchor, and the demolition of shop space to add another junior anchor, enhance space visibility, and improve overall small shop mix.	11.0% - 11.5%	$5,000 - $6,000	20%	1H 2017
Portofino Shopping Center, Phase I2	Houston	Addition of two small shop buildings on outparcels.	8.0% - 8.5%	$5,000 - $6,000	39%	YE 2017
Shops at Moore	Oklahoma City	Expansion of existing vacant space to be reconstructed and occupied with the addition of a new junior anchor.	13.0% - 13.5%	$1,000 - $1,500	56%	YE 2016
Tarpon Bay Plaza	Naples	Recapture of a junior anchor space to enhance merchandising mix and cross shopping experience; also, upgrading exterior of the center and other building improvements.	18.5% - 19.0%	$1,500 - $2,000	3%	YE 2016

Under Construction Redevelopment, Reposition, Repurpose Totals			9.0% - 11.0%	$40,500 - $47,000	22%

____________________
1	Incremental ROI only inclusive of one anchor signed lease.
2	The projected ROI, cost, and estimated stabilized period only refer to the initial phase of the project at Portofino.
*	Asterisk represents assets removed from the operating portfolio.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

REDEVELOPMENT	Location	Description
Beechwood Promenade*	Athens	Remerchandising opportunity across vacant shop space via new fitness facility, fast casual, and other shops; also considering self storage opportunities.
Bridgewater Marketplace	Indianapolis	Creation of new outparcel building to relocate existing shop space. Replacing vacant shop space with 15,000 square foot junior anchor.
Burnt Store Promenade*	Punta Gorda	New building construction of current grocer into 45,000 square foot space. New 20 year lease and center upgrades.
Courthouse Shadows*	Naples	Recapture of natural lease expiration; demolition of the site to add a large format single tenant ground lease as well as an additional outparcel development.
Fishers Station*	Indianapolis	Demolition, expansion, and replacement of previous anchor.
Hamilton Crossing Centre*	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing available anchor tenant.
Portofino Shopping Center, Phase II	Houston	Demolition and expansion of existing vacant space to accommodate new luxury junior anchor; rightsizing of existing 25,000 square foot junior anchor, and relocation of shop tenants.
Rampart Commons*	Las Vegas	Addition of new tenants replacing expiring leases. Upgrades to building façades and hardscape through the center.
Targeted Return		9.5% - 10.5%
Expected Cost		$55,000 - $65,000

REPOSITION[1]	Location	Description
Centennial Center	Las Vegas	General building enhancements including improved access of main entry point. Addition of two restaurants to anchor the small shop building.
Centennial Gateway	Las Vegas	Recapture of a 13,950 square foot anchor location to provide retenanting opportunity to enhance overall quality of the center; also includes additional structural improvements and building upgrades.
Landstown Commons	Virginia Beach	Relocation of Starbucks to create drive through. General improvement of the main street area, including façade improvements and addition of pedestrian elements.
Miramar Square	Ft. Lauderdale	Remerchandising existing 20,000 square foot anchor space to enhance tenant mix; additional asset upgrades to improve position in market.
Traders Point	Indianapolis	Overhaul of existing theatre to upgrade to a premier entertainment center; renovation to include added food and beverage component and high-end / luxury improvements.
Trussville Promenade[2]	Birmingham	Replacing existing vacant small shops with 22,000 square foot junior anchor.
Targeted Return		9.0% - 11.0%
Expected Cost		$20,000 - $25,000

REPURPOSE	Location	Description
The Corner*	Indianapolis	Creation of a mixed use (retail and multi-family) development replacing an unanchored small shop center.
Targeted Return		9.0% - 9.5%
Expected Cost		$15,000 - $20,000

Total Targeted Return		9.0% - 11.0%
Total Expected Cost		$90,000 - $110,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
2	Repositioning refers to Trussville I.
*	Asterisk represents assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

GEOGRAPHIC DIVERSIFICATION – ANNUAL BASE RENT BY STATE

As of June 30, 2016

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments		Total Operating Portfolio Including Developments and Redevelopments
	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida	4,355,563	$61,181	283,627	$2,523	39	4,639,190	$3,611	$67,314	25.0%
Texas	2,281,215	32,230	—	—	12	2,281,215	1,071	33,301	12.4%
Indiana	2,163,748	28,963	295,629	2,123	22	2,459,377	1,053	32,140	12.0%
Nevada	847,724	18,121	81,292	2,143	7	929,016	3,817	24,082	9.0%
North Carolina	859,113	15,040	297,277	3,452	9	1,156,390	3,158	21,650	8.1%
Oklahoma	820,010	11,524	—	—	5	820,010	1,188	12,712	4.7%
New York	—	—	313,139	9,263	1	313,139	—	9,263	3.4%
Georgia	394,419	4,870	353,970	3,439	4	748,389	500	8,809	3.3%
New Jersey	246,040	5,646	—	—	2	246,040	2,251	7,897	2.9%
Virginia	397,499	7,110	—	—	1	397,499	294	7,404	2.8%
Utah	384,692	6,238	—	—	2	384,692	162	6,400	2.4%
Indiana - Office	369,556	6,313	—	—	2	369,556	—	6,313	2.3%
Tennessee	406,412	6,088	—	—	2	406,412	—	6,088	2.3%
South Carolina	515,232	5,386	—	—	3	515,232	—	5,386	2.0%
Alabama	509,591	4,597	—	—	2	509,591	201	4,798	1.8%
Connecticut	208,929	3,277	—	—	1	208,929	939	4,216	1.6%
Illinois	310,865	4,135	—	—	3	310,865	—	4,135	1.5%
Arizona	79,902	2,241	—	—	1	79,902	—	2,241	0.8%
Ohio	236,230	2,142	—	—	1	236,230	—	2,142	0.8%
Wisconsin	82,254	1,172	—	—	1	82,254	381	1,553	0.6%
New Hampshire	78,892	987	—	—	1	78,892	85	1,072	0.4%
	15,547,886	$227,263	1,624,934	$22,945	121	17,172,820	$18,711	$268,919	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of June 30, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	63,107	44,840	18,267	95.8%	100.0%	85.6%	$12.37	Publix
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	94.0%	100.0%	70.9%	9.17	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Killingly	2010	208,929	148,250	60,679	96.0%	100.0%	86.2%	16.34	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	97.9%	100.0%	79.2%	9.59	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	95.4%	100.0%	82.6%	15.97	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	165,555	136,195	29,360	93.4%	100.0%	62.5%	9.58	LA Fitness, Academy Sports, Marshalls
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	17.08	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement
Cobblestone Plaza	Ft. Lauderdale	2011	133,213	68,169	65,044	100.0%	100.0%	100.0%	26.89	Whole Foods, Party City
Colonial Square	Fort Myers	2010	182,358	146,283	36,075	69.2%	71.4%	60.6%	13.9	Around the Clock Fitness, Dollar Tree, Hobby Lobby, PetSmart, Kohl's
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	95.7%	100.0%	72.5%	9.23	Publix, Beall's, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,094	118,136	141,958	96.7%	100.0%	93.9%	25.16	Frank Theatres, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor, Burt & Max's
Estero Town Commons	Naples	2006	25,631	—	25,631	83.2%	—	83.2%	13.87	Lowe's Home Improvement
Gainesville Plaza	Gainesville	1970/2015	162,693	125,162	37,531	81.6%	100.0%	20.3%	9.43	Ross Dress for Less, Burlington Coat Factory, 2nd and Charles, Save a Lot
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.11	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	91.4%	100.0%	63.5%	10.79	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,443	203,405	30,038	99.5%	100.0%	96.0%	11.27	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	88,314	57,131	31,183	96.2%	100.0%	89.3%	17.16	Publix, Royal Fitness
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	14.54	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.04	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.16	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,796	77,840	118,956	84.9%	100.0%	75.0%	12.24	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	14.92	Stein Mart, Fresh Market
Miramar Square	Ft. Lauderdale	2008	224,794	137,505	87,289	84.8%	85.5%	83.7%	15.44	Kohl's, Miami Children's Hospital, Dollar General
Palm Coast Landing	Palm Coast	2010	166,027	100,822	65,205	100.0%	100.0%	100.0%	18.67	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	99.0%	100.0%	97.2%	16.71	Publix, Party City	Beall's, Target

See footnotes on page 33

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	95.5%	100.0%	87.4%	$14.14	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	100.0%	100.0%	100.0%	13.12	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	15.83	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	98.6%	100.0%	93.1%	14.81	Hobby Lobby, LA Fitness	Lowe's Home Improvement, Target
Shops at Eagle Creek	Naples	1983/2013	70,805	50,187	20,618	93.0%	100.0%	76.0%	15.27	Fresh Market, Staples	Lowe's Home Improvement
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	100.0%	100.0%	100.0%	13.13	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	100.0%	100.0%	100.0%	18.84	Fresh Market
Tamiami Crossing	Naples	2016	121,958	121,958	—	100.0%	100.0%	—%	10.39	Marshalls, Michaels, PetSmart, Ross, Stein Mart, Ulta	Wal-Mart
Tarpon Bay Plaza	Naples	2007	82,547	60,151	22,396	94.7%	100.0%	80.3%	20.93	World Market, Staples, PetSmart	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.89	Sweetbay, United Parcel Service
The Landing at Tradition	Port St. Lucie	2007	359,774	290,396	69,378	82.7%	86.1%	68.1%	15.21	TJ Maxx, Ulta Salon, Babies R Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, PetSmart, Pier 1, DSW	Target
Tradition Village Center	Port St. Lucie	2006	84,163	45,600	38,563	93.3%	100.0%	85.3%	16.58	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	93.8%	100.0%	80.0%	15.91	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	12.95	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	99.4%	100.0%	96.5%	12.43	Ross Dress for Less, Babies R Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	98.3%	100.0%	96.2%	12.10	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.76	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	88.9%	100.0%	66.8%	13.44	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.33	TJ Maxx, PetSmart,	Caputo's
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy R Us	Target
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	—	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	15.43	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.81	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.65	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	42.9%	—%	42.9%	16.56		Walgreens
Castleton Crossing	Indianapolis	1975/2012	286,372	247,710	38,662	97.5%	100.0%	81.4%	11.21	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	121,131	53,600	67,531	100.0%	100.0%	100.0%	17.73	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	94.3%	100.0%	92.6%	24.47	Hammes Bookstore, Urban Outfitters
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	96.2%	100.0%	92.8%	16.40	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	97.5%	100.0%	84.2%	7.07	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	13.05		Lowe's Home Improvement Center

See footnotes on page 33

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	89.7%	100.0%	64.1%	$14.59	Aldi, Dollar Tree, Office Depot, PetSmart	Wal-Mart
Rangeline Crossing	Indianapolis	1986/2013	99,282	47,962	51,320	95.2%	100.0%	90.7%	21.74	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	20.21	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement Center
Traders Point	Indianapolis	2005	279,646	238,721	40,925	98.1%	100.0%	87.2%	14.88	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	25.63
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	90.7%	—%	90.7%	35.17		Lowe's Home Improvement, Sam's Club
Centennial Center[3]	Las Vegas	2002	334,705	158,335	176,370	93.7%	100.0%	88.0%	22.79	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,033	139,861	53,172	86.4%	82.1%	97.7%	23.83	24 Hour Fitness, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	93.4%	100.0%	86.4%	23.80	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-Mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	92.8%	100.0%	84.0%	22.01	99 Cent Only Store, Office Depot, Party City	Wal-Mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	44.4%	—%	44.4%	32.36		Lowe's Home Improvement, Sam's Club
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	12.51	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	100.0%	100.0%	100.0%	28.32	Michaels, New York Sports Club, Lowe's Home Improvement, Wal-Mart
Livingston Shopping Center	Newark	1997	139,657	133,177	6,480	95.4%	100.0%	—%	19.77	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	207,527	109,233	98,294	96.8%	100.0%	93.3%	16.54	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon, Michaels	Target
Holly Springs Towne Center - Phase II	Raleigh	2016	119,027	88,843	30,184	92.9%	100.0%	72.2%	16.00	Bed Bath & Beyond, DSW, Carmike Cinemas
Memorial Commons	Golsboro	2008	111,271	73,876	37,395	98.3%	100.0%	95.0%	12.62	Harris Teeter, Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	65,576	68,098	97.0%	100.0%	94.1%	21.90	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.13	Whole Foods
Perimeter Woods	Charlotte	2008	126,155	105,262	20,893	96.8%	100.0%	80.9%	20.68	Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,390	22,500	32,890	95.2%	100.0%	91.9%	23.27	Harris Teeter, Petco, Guitar Center	Target
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	20.45	Earth Fare

See footnotes on page 33

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.07	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle	Oklahoma City	2000	164,362	92,783	71,579	98.5%	100.0%	96.6%	17.20	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies R Us, Ulta Salon	Wal-Mart
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.3%	100.0%	97.5%	12.35	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	74.6%	100.0%	56.0%	15.63	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	157,018	77,097	79,921	99.1%	100.0%	98.2%	18.04	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	93.0%	100.0%	76.6%	12.31	Academy Sports, DSW, Home Goods, Michaels, Kohls, Guitar Center
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	90.8%	89.7%	97.4%	9.98	TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	12.83	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	10.75	Publix
Tennessee
Cool Springs Market	Nashville	1995	230,948	172,712	58,236	100.0%	100.0%	100.0%	15.23	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric	Kroger
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.66	Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—%	5.50	Burlington Coat Factory
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	92.5%	100.0%	88.6%	24.09	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	191,126	142,073	49,053	92.7%	100.0%	71.7%	12.25	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.1%	100.0%	98.3%	19.46	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Fort Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	12.15	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	99.7%	100.0%	98.3%	12.91	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us, Home Goods
Plaza Volente	Austin	2004	156,308	105,000	51,308	95.5%	100.0%	86.3%	17.04	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	383,509	211,858	171,651	90.0%	94.0%	85.0%	17.80	DSW, Michaels, PGA Superstore, Lifeway Christian Store, SteinMart, PetSmart, Old Navy, TJ Maxx	Sam's Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.80	Sprouts Farmers Market, PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 33

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2016

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.71	Best Buy, PetSmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.17	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	99.2%	100.0%	97.0%	12.78	Conn's, Dollar Tree, Office Depot, Party City, PetSmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	95.0%	100.0%	82.8%	14.68	TJ Maxx, Dollar Tree, Downeast Home, Smiths
Draper Peaks	Draper	2012	220,594	101,464	119,130	95.0%	100.0%	90.7%	18.86	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl's
Virginia
Landstown Commons	Virginia Beach	2007	397,499	217,466	180,033	93.5%	95.3%	91.2%	19.14	Bed Bath & Beyond, Best Buy, Books-A-Million, Five Below, Office Max, Pestmart, Rack Room, Ulta, Walgreens, Kirkland, AC Moore	Kohl's
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	91.4%	100.0%	87.9%	15.60	DSW, JC Penney

Total			15,153,413	10,435,473	4,717,940	95.2%	98.1%	88.3%	$15.27

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2016, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 14.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

OPERATING OFFICE PROPERTIES

As of June 30, 2016

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	97.2%	$5,117	78.0%	$18.29	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,197	18.2%	14.66	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,917	31.5%	246	3.8%	26.14
Total				394,473	92.8%	$6,560	100.0%	$17.69

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2016 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of June 30, 2016, which is eliminated in consolidation for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

COMPONENTS OF NET ASSET VALUE

As of June 30, 2016

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page:	Other Assets		Supplemental Page:
GAAP property NOI (incl. Ground Lease Revenue)	$65,726	13	Cash and cash equivalents	$37,902	7
Below-market lease intangibles, net	(2,045)	10	Tenant and other receivables (net of SLR)	21,721	7
Straight-line rent	(1,398)	10	Restricted cash and escrow deposits	11,500	7
Other property related revenue	(1,548)	13	Prepaid and other assets[2]	6,147	7
Ground lease ("GL") revenue	(4,678)	13, footnote 5	Undeveloped land in operating portfolio	11,100	10, footnote 3
Consolidated Cash Property NOI (excl. GL)	56,057		Land held for development	34,975	10
Annualized Consolidated Cash Property NOI (excl. ground leases)	224,228		CIP not in under construction development/redevelopment[3]	45,428	25
			Total Other Asset Value	$168,773
Adjustments To Normalize Annualized Cash NOI
Total remaining development / transitional redevelopment cash NOI [5]	11,090	25	Liabilities
Unconsolidated EBITDA	137	11	Mortgage and other indebtedness	$(1,740,487)	7
Minority interest EBITDA[1]	(116)	14	Accounts payable and accrued expenses	(92,142)	7
Pro forma adjustments	—		Other liabilities[4]	(17,723)	7, 10
General and administrative expense allocable to property management activities included in property expenses ($1,300 in Q2)	5,200	13, footnote 3	Debt premium and issuance costs, net	5,973	11
Total Adjustments	$16,311		Non-controlling redeemable joint venture interest	(44,436)	14
			Remaining under construction development/redevelopment[6]	(37,500)	25, 26
Annualized Normalized Portfolio Cash NOI (excl. ground leases)	240,539		Total Liabilities	$(1,926,315)
Annualized Ground Lease NOI	18,712
Total Annualized Portfolio Cash NOI	$259,251		Diluted shares and units outstanding	85,329,831	11

____________________
1	Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable joint venture interest in liabilities.
2	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
3	Includes CIP amounts for Deerwood apartments, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
4	Deferred revenue and other liabilities of $123 million less mark-to-market lease amount of $105 million.
5	Excludes the projected cash NOI and related cost from the redevelopment, reposition and repurpose opportunities outlined on page 27.
6	Assumes mid-point of projected cost range ($43.8 million) for 3-R under construction.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16

EARNINGS GUIDANCE - 2016

As of June 30, 2016

	Original 2016 Guidance[1]	Updated 2016 Guidance
FFO per diluted common share, as defined by NAREIT	$2.00 - $2.06	$2.00 - $2.02
Transaction costs and certain other charges	$0.02 - $0.02	$0.04 - $0.06
FFO per diluted common share, as adjusted[2]	$2.02 - $2.08	$2.04 - $2.08

Assumptions
Sale of non-core operating properties	$50 million - $75 million	$50 million - $60 million
Same property NOI growth (excluding redevelopments)	2.5% - 3.5%	2.5% - 3.0%
Percent leased at year-end	95% - 96%	95% - 95.5%
General and administrative expenses	$18 million - $20 million	$18 million - $20 million
GAAP interest expense	$62 million - $65 million	$62 million - $64 million
Sale of non-depreciable assets included in other property related revenue, after tax	$1 million - $3 million	$1 million - $3 million

____________________
1
The Company’s 2016 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	FFO, as adjusted excludes transaction costs, debt extinguishment gains / losses and certain other income or charges.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/16